Exhibit 99.1

Press Release

AECOM announces US $1.0 billion senior unsecured notes offering

DALLAS—(BUSINESS WIRE)—(July 15, 2025) — AECOM (NYSE: ACM), the trusted global infrastructure leader, announced today that it has commenced a private offering of US $1.0 billion in aggregate principal amount of senior unsecured notes due 2033 (the “senior notes”). The senior notes will be guaranteed by certain of AECOM’s subsidiaries.

AECOM intends to use the net proceeds from the sale of the senior notes, together with cash on hand, to purchase its outstanding 5.125% Senior Notes due 2027 (the “2027 Notes”) pursuant to AECOM's concurrent cash tender offer (the “Tender Offer”) for any and all of the outstanding 2027 Notes, and redeem any 2027 Notes not purchased in the Tender Offer and to pay related fees and expenses.

The senior notes and related guarantees will be issued in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

Any offer of the senior notes and related guarantees will be made only by means of a private offering memorandum. The senior notes and related guarantees are not being registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

About AECOM

AECOM (NYSE: ACM) is the global infrastructure leader, committed to delivering a better world. As a trusted professional services firm powered by deep technical abilities, we solve our clients’ complex challenges in water, environment, energy, transportation and buildings. Our teams partner with public- and private-sector clients to create innovative, sustainable and resilient solutions throughout the project lifecycle – from advisory, planning, design and engineering to program and construction management. AECOM is a Fortune 500 firm that had revenue of $16.1 billion in fiscal year 2024.

Cautionary Note Regarding Forward-Looking Statements

All statements in this press release other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any statements of the plans, strategies and objectives for future operations, profitability, strategic value creation, capital allocation strategy including stock repurchases, risk profile and investment strategies, and any statements regarding future economic conditions or performance, and the expected financial and operational results of AECOM. Although AECOM believes that the expectations reflected in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of these forward-looking statements. Important factors that could cause AECOM’s actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in these forward-looking statements include, but are not limited to, the following: risks related to the offering and Tender Offer; potential high leverage and inability to service AECOM’s debt and guarantees; changes in capital markets and stock market volatility; as well as other additional risks and factors that could cause actual results to differ materially from these forward-looking statements set forth in AECOM’s reports filed with the Securities and Exchange Commission. Any forward-looking statements are made as of the date hereof. AECOM does not intend, and undertakes no obligation, to update any forward-looking statement.

Press Release

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, including the senior notes, nor shall there be any sale of securities, including the senior notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Investor Contact: Will Gabrielski Senior Vice President, Finance, Treasurer 213.593.8208 william.gabrielski@aecom.com
Media Contact: Brendan Ranson-Walsh Senior Vice President, Global Communications 213.996.2367 brendan.ranson-walsh@aecom.com